EXHIBIT 10.12


         AMENDMENT TO THAT CERTAIN PROMISSORY NOTE DATED MARCH 31, 1999
   IN THE AMOUNT OF $19,000,000.00 EXECUTED BY LARI ACQUISITION COMPANY, INC.
         (THE "PAYOR") IN FAVOR OF THOSE PERSONS LISTED ON SCHEDULE "A"
                ATTACHED TO THE NOTE (THE "LENDERS") (THE "NOTE")
--------------------------------------------------------------------------------

This Amendment is dated for reference the 1st day of August, 1999

WHEREAS:

A. As presently structured, the Payor is required to pay to the Lenders, pursuant to the Note, the sum of $9,000,000.00 on or before July 31, 1999, representing a portion of the principal of the Note; and additionally, is required to pay interest at the rate of 9% per annum on the unpaid portion of the Note to accrue from July 31, 1999 monthly in arrears commencing on August 31, 1999 until fully paid;

B. The Payor wishes to defer the payment of a portion of the July 31, 1999 principal payment under the Note and to lower its monthly interest payments under the Note;

C. Two of the Lenders have agreed to restructure their payments under the Note on the terms and conditions of this Amendment;

D. Accordingly, the Payor wishes to change its payment obligations as reflected in the Note, in respect of payments to be made to the following
     Lenders:

     i. Weintraub, Emanuel - Intervivos Trust, as to Neptune/Heritage general partnership interest ("Weintraub"); and
     ii.  Zicklin,   Stanley,  as  to  Neptune  general   partnership   interest
          ("Zicklin"); and

E. Emanuel Weintraub and Leo Robert Dennis, who, pursuant to those Joint Written Instructions to Escrow Agent dated April 22, 1999 have been deemed holders of the Note and fully empowered to enforce the Note for the benefit of the Lenders, have agreed to amend the Note on the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the mutual covenants, agreements, warranties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree with each other as follows:

1. All capitalized terms in this Amendment shall have the meaning as defined in the Note.

2.   By reference, Exhibit "A" of this Amendment is incorporated into the Note

3. The first two paragraphs of the Note shall deleted in their entirety and replaced with the following language:

     "FOR VALUE RECEIVED. THE UNDERSIGNED (the "Payer") PROMISES TO PAY to SEE ATTACHED SCHEDULE "A" TO THIS NOTE, (the "Lenders"), or order, the principal sum of $19,000,000.00 (the "Principal Sum") as follows:

     a. To THOSE LENDERS SET FORTH IN EXHIBIT "A" TO THIS NOTE, or order, $7,439,466.00 (the "First Sum") with interest at the rate of 9% per annum to accrue from July 31, 1999 until fully paid, calculated as simple annual interest to be paid on any unpaid sum of the First Sum, monthly in arrears on the last day of each month commencing on August 31, 1999 until fully paid. Payment shall be applied first to the payment of all accrued and unpaid interest and then to payment of the principal of the First Sum. The First Sum will be due and payable as follows:

          i.   $3,523,957.58 on or before August 11, 1999; and

          ii. $3,915,508.42, together with all accrued and unpaid interest, on or before July 31, 2000.

     b. To Emanuel Weintraub Intervivos Trust, as to Neptune/Heritage general partnership interest, or order, $9,625,088.00 due and payable as follows:

          i.   $386,776.56 on or before August ii, 1999;

          ii.  $4,172,475.64 on or before January 3, 2000; and

          iii. $5,065,835.80 on or before July 31, 2000.

     c. To Stanley Zicklin, as to Neptune general partnership interest, or order, $l,935,446.00 due and payable as follows:

          i.   $215,049.82 on or before August11, 1999;

          ii. $701,740.18 on or before January 3, 2000, together with interest on such amount at the rate of 9% per annum to accrue from July 31, 1999 and to be fully paid on January 3, 2000, calculated as simple annual interest to be paid on any unpaid sum of such amount. Payment shall be applied first to the payment of all accrued and unpaid interest and then to payment of the principal of such amount; and

          iii. $1,018,656.00 on or before July 31, 2000 with interest at the rate of 9% per annum to accrue from July 31, 1999 until fully paid, calculated as simple annual interest to be paid on any unpaid sum of such amount, monthly in arrears on the last day of each month commencing on August



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


               31, 1999 until fully paid. Payment shall be applied first to the payment of all accrued and unpaid interest and then to payment of the principal of such sum."

4. With respect to the payments due under this Amendment on or before January 3, 2000 (i.e. as set forth in paragraphs 3.b.ii and 3.c.ii above), the 30 day right of cure for nonpayment as provided in the Note is reduced to 5 calendar days.

5. Except as otherwise expressly modified herein, the Note remains in full force and effect.

6. As of the date of execution of this Amendment, the Payor respresents that it is not aware of any facts giving rise to any set-off rights against any of the Lenders.

7. It is expressly acknowledged that the Note, as amended, continues to be secured by that security interest granted pursuant to that certain security agreement between the Payor , the Lenders and other parties dated March 31, 1999.

8. All dollar amounts referred in this Amendment are stated in United States of America currency.

9. This Amendment may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document. A signed facsimile or telecopied copy of this Amendment shall be effectual and valid proof of execution and delivery.

IN WITNESS WHEREOF the parties hereto have duly executed this Amendment as of the day and year first above written.

LARI ACQUISITION COMPANY, INC.

Per: /s/ Illegible
     ----------------------------------
     Authorized Signatory


EMANUEL WEINTRAUB INTER VIVOS TRUST


Per: /s/ Emanuel Weintraub
     ----------------------------------
     Emanuel Weintraub, Trustee



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



SIGNED, SEALED AND DELIVERED by     )
EMANUEL WEINTRAUB in the presence   )
of:                                 )
                                    )
                                    )
----------------------------------- )      /s/ Emanuel Weintraub"
Witness                             )      -------------------------------------
                                    )      EMANUEL WEINTRAUB
----------------------------------- )
Address                             )



SIGNED, SEALED AND DELIVERED on     )
behalf of STANLEY ZICKLIN in the    )
presence                            )
of:                                 )      STANLEY ZICKLIN
                                    )
                                    )
----------------------------------- )      By:
Witness                             )          ---------------------------------
                                    )          William F. Tisch, Esq.
                                    )          Sandler & Rosen, LLP.
                                    )          Attorneys for Stanley Zicklin
----------------------------------- )
Address                             )




SIGNED, SEALED AND DELIVERED by     )
LEO ROBERT DENNIS in the presence   )
of:                                 )
                                    )
                                    )
----------------------------------- )      -------------------------------------
Witness                             )      LEO ROBERT DENNIS
                                    )
                                    )
----------------------------------- )
Address                             )



The undersigned hereby acknowledges that it approves this Amendment and it is expressly acknowledged by the undersigned that this Amendment does not change any of its obligations.




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